UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 1, 2023

BRADY CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 1-14959

Wisconsin	39-0178960
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)
6555 West Good Hope Road
Milwaukee, Wisconsin 53223
(Address of principal executive offices and Zip Code)
(414) 358-6600
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Nonvoting Common Stock, par value $0.01 per share	BRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On September 1, 2023, by unanimous written consent, the holders of 100% of the 3,538,628 outstanding shares of Class B Voting Common Stock of Brady Corporation (the “Company”) approved the Brady Corporation 2023 Omnibus Incentive Plan (the “2023 Plan”), with an effective date of September 5, 2023. The Company previously maintained the Brady Corporation 2017 Omnibus Plan (the "2017 Plan"). Upon the effective date, the 2023 Plan superseded the 2017 Plan, and the 2017 Plan was terminated.
The 2023 Plan is intended to (i) provide incentives for directors and employees of the Company and its affiliates to improve corporate performance on a long-term basis, (ii) attract and retain directors and employees and (iii) align the long-term interests of participants with those of the Company and its shareholders. The 2023 Plan is a stock and cash-based incentive plan and includes provisions by which the Company may grant stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), unrestricted stock and cash incentive awards. Certain awards may be subject to pre-established performance goals. A total of up to 5,000,000 shares of the Company’s Class A Non-Voting Common Stock (“Class A Common Stock”) have been authorized for issuance pursuant to the 2023 Plan, subject to adjustment as provided in the 2023 Plan.
The summary provided above is qualified in its entirety by reference to the text of the 2023 Plan, which is filed as Exhibit 10.1 to the Current Report on Form 8-K and is incorporated herein by reference.
In conjunction with the approval of the 2023 Plan, the Management Development and Compensation Committee of the Board of Directors of the Company approved the form of award agreements for grants of nonqualified stock options and restricted stock units under the 2023 Plan. The forms of award agreements are included as Exhibits 10.2 and 10.3 to this Form 8-K and are incorporated herein by reference.

Item 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The information set forth above under Item 5.02 is incorporated herein by reference.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

10.1	Brady Corporation 2023 Omnibus Incentive Plan.

10.2	Form of Nonqualified Stock Option Agreement under the Brady Corporation 2023 Omnibus Incentive Plan.

10.3	Form of Restricted Stock Unit Agreement under the Brady Corporation 2023 Omnibus Incentive Plan.

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADY CORPORATION

Date: September 5, 2023

/s/ ANN E. THORNTON
Ann E. Thornton
Chief Financial Officer, Chief Accounting Officer and Treasurer